                                                                   Exhibit 10.41

                     NINTH AMENDMENT, WAIVER AND CONSENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS NINTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 20, 2001 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, the Eighth Amendment and Consent to Amended and Restated Credit Agreement, dated as of July 31, 2001, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Credit Agreement");

         WHEREAS, the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings may exceed the Borrowing Base Amount;

         WHEREAS, the Borrower desires to consummate certain asset sales;

         WHEREAS, the Borrower desires certain waivers and consents from the requisite Lenders in connection with the foregoing and with respect to certain related matters; and

         WHEREAS, the requisite Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, the amendments to the Credit Agreement provided for herein), to grant the waivers and consents provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the requisite Lenders hereby agree as follows:


                                                      ARTICLE I

                                                     DEFINITIONS

         SECTION I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the fifth recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION I.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                        AMENDMENTS, WAIVERS AND CONSENTS;
                         REDUCTION IN COMMITMENT AMOUNT

         SECTION II.1. Amendments. Subject to the satisfaction of the conditions set forth in Article III, the Credit Agreement is hereby amended in accordance with this Section 2.1.


         SECTION II.0.1. Amendment to Section 1.1 ("Defined Terms") of the Credit Agreement. The definition of "Loan Availability Amount" set forth in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "'Loan Availability Amount" means $0.'"

         SECTION II.0.2. Additional Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

                  "Lease" means a Lease, as defined in the Base Indenture, including (i) the Amended and Restated Master Motor Vehicle Lease Agreement, dated as of December 1, 1996, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; (ii) the Motor Vehicle Lease Agreement - Series 1997-1, dated as of April 1, 1997, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; (iii) the Motor Vehicle Lease Agreement - Series 1997-2, dated as of April 29, 1997, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; (iv) the Amended and Restated Master Motor Vehicle Lease Agreement - Group I, dated as of June 19, 1998, as subsequently amended or modified, among TFFC, Budget and the lessees party thereto; and (v) the Master Motor Vehicle Lease Agreement - Group V, dated as of April 18, 2001 as subsequently amended or modified, among TFFC, Budget and the lessees party thereto.

                  "'Ninth Amendment' means the Ninth Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of December 20, 2001, among the Borrower, the Lenders parties thereto and the Administrative Agent."

                  "Ninth Amendment Effective Date" means the date the Ninth Amendment became effective in accordance with its terms.

         SECTION II.0.3. Amendment to Section 4.2 ("Issuances and Extensions") of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended by amending and restating the final two sentences thereof in their entirety as follows:


         "Notwithstanding anything to the contrary herein, on and after the Ninth Amendment Effective Date, no Letter of Credit may be issued and the Stated Amount of any Letter of Credit then existing may not be increased, other than (i) the issuance of Enhancement Letters of Credit or the increase in the Stated Amount of existing Enhancement Letters of Credit, provided that (x) the aggregate Stated Amount of such newly issued Enhancement Letters of Credit, together with the aggregate increases in the Stated Amount of such existing Enhancement Letters of Credit, does not exceed $8,000,000 and (y) concurrently with any such issuance or increase, the aggregate Stated Amount of all other Enhancement Letters of Credit is reduced dollar-for-dollar in an amount equal to the Stated Amount of such newly issued Enhancement Letter of Credit or such increase in the Stated Amount of an existing Enhancement Letter of Credit, and (ii) the issuance of General Letters of Credit or the increase in the Stated Amount of existing General Letters of Credit, in each case for the purpose of supporting the insurance requirements of the Borrower and its Subsidiaries, provided that the aggregate Stated Amount of such newly issued General Letters of Credit, together with the aggregate increases in the Stated Amount of such existing General Letters of Credit, does not exceed $3,500,000."

         SECTION II.0.4. Amendment of Section 8.1.9 ("Future Subsidiaries") of the Credit Agreement. Section 8.1.9 of the Credit Agreement is hereby amended by
(a) deleting in clause (a) thereof the phrase "in the event such Person is a Subsidiary which is not a Foreign Subsidiary," and (b) deleting in clause (b) thereof the proviso set forth in such clause.

         SECTION II.0.5. Additional Amendments to Section 8.1 ("Affirmative Covenants") of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby further amended by adding the following Sections 8.1.15, 8.1.16, 8.1.17,
8.1.18 and 8.1.19 thereto:

                  "SECTION 8.1.15. Lease Agreements. The Borrower shall cause each of its Subsidiaries that is a lessee under a Lease (i) to make all payments required to be made by it thereunder on the date such payments are required to be made thereunder and (ii) to comply in all respects with each of its other obligations thereunder.

                  SECTION 8.1.16 Additional Collateral. The Borrower shall (a) as soon as practicable following the effectiveness of the Ninth Amendment, (i) cause its relevant Subsidiary (or itself) to cause the Administrative Agent, for the benefit of the Secured Parties, to have a first priority perfected security interest in the property described on
         Schedule I to the Ninth Amendment (subject to Liens permitted hereunder), (ii) cause each Foreign Subsidiary (including each Foreign Subsidiary acquired or formed following the effectiveness of the Ninth Amendment), subject to exceptions agreed to by the Administrative Agent based on the value to the Secured Parties of any such guaranty and the cost to the Borrower and its Subsidiaries of providing such guaranty, to execute and deliver to the Administrative Agent a supplement to the Subsidiary Guaranty for the purpose of becoming a guarantor thereunder, which supplement shall be substantially in the form of Annex I attached to the Subsidiary Guaranty (with such modifications thereto as are necessary, in the reasonable judgment of the Administrative Agent, to cause the Subsidiary Guaranty to be the legal, valid, binding and enforceable obligation of such Subsidiary under all applicable laws), and (iii) cause each such Subsidiary to cause the Administrative Agent, for the benefit of the Secured Parties, to have a first priority perfected security interest in all the property (real and personal, tangible and intangible) owned on the date of such effectiveness by such Subsidiary and (except to the extent theretofore provided to the Administrative Agent for the benefit of the Secured Parties) in all Capital Stock of such Subsidiary, in each case subject to Liens permitted hereunder and exceptions agreed to by the Administrative Agent based on the value to the Secured Parties of any such security interest and the cost to the Borrower and its Subsidiaries of providing such security interest, and (b) cause each such Subsidiary to cause the Administrative Agent, for the benefit of the Secured Parties, to have a first priority security interest (subject to Liens permitted hereunder and exceptions agreed to by the Administrative Agent based on the value to the Secured Parties of any such security interest and the cost to the Borrower and its Subsidiaries of providing such security interest) in all the property (real and personal, tangible and intangible) owned from time to time after the date of such effectiveness by each such Subsidiary upon the acquisition of such property. The Borrower agrees to use its best efforts to fulfill its obligations under clause (a) of the immediately preceding sentence no later than December 31, 2001. In order to effect the terms of the first sentence of this Section, the Borrower and its Subsidiaries shall execute and deliver to the Administrative Agent such agreements, instruments and documents as it may reasonably request, including amendments and/or supplements to the Subsidiary Guaranty, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, mortgages and/or deeds of trust, title insurance reports, financing statements and, in the Administrative Agent's reasonable discretion, legal opinions (including legal opinions with respect to collateral provided to the Administrative Agent pursuant to the terms of Sections 3.5 and 3.6 of the Ninth Amendment), in each case in form and substance reasonably satisfactory to the Administrative Agent.

                  SECTION 8.1.17. Preliminary Plan. The Borrower shall furnish, or shall cause to be furnished, to each Lender on or prior to January 25, 2002, its preliminary plan (i) for restructuring the Indebtedness of it and its Subsidiaries, (ii) for obtaining financing for the acquisition (or refinancing) of Vehicles necessary to meet its business plan, and (iii) for meeting its liquidity needs, such plan to be in form and scope reasonably satisfactory to the Lender Committee Members holding a majority of the Commitment Amount held in the aggregate by them; provided that, if such plan is initially not reasonably satisfactory in form and scope to such Lender Committee Members, the Borrower shall have three Business Days from its receipt of notice from such Lender Committee Members that such plan is not in form and scope reasonably satisfactory to such Lender Committee Members (which notice shall set forth the reasons such plan is not satisfactory) to furnish a revised plan that is in form and scope reasonably satisfactory to such Lender Committee Members.

                  SECTION 8.1.18. Amendment Fee. The Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee with respect to the Ninth Amendment for the account of each Lender that executed and delivered the Ninth Amendment on or prior to December 20, 2001 (as such time may be extended by the Borrower), in the amount of 50 basis points of such Lender's Commitment as of such date. The aggregate amount of such amendment fee shall be paid to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee on or prior to the earlier of (x) September 12, 2002 and (y) the occurrence of a Commitment Termination Event.

                  SECTION 8.1.19. Proceeds Cash Collateral Account. The Borrower shall, as soon as possible following each withdrawal (if any) from the Proceeds Cash Collateral Account (as defined in Section 2.2 of the Ninth Amendment) that is made pursuant to a certification described in subclause (2)(y) of the proviso to clause (d) of Section 2.2 of the Ninth Amendment, deposit all unrestricted cash held by it or any of its Subsidiaries into the Proceeds Cash Collateral Account until the aggregate amount of such deposits equals the aggregate amount of such withdrawals.

         SECTION II.0.6. Amendment to Section 8.2.10 ("Asset Dispositions, etc.") of the Credit Agreement. Clause (c) of Section 8.2.10 of the Credit Agreement is hereby amended by amending and restating the proviso thereto in its entirety to read as follows:

         "provided, however, that, following the Ninth Amendment Effective Date, the aggregate fair market value of all such assets (whether or not relating to the conduct of a Core Business) sold, transferred or conveyed pursuant to this clause (c) following the Ninth Amendment Effective Date shall not exceed $2,500,000; provided further, however, that no such sale, transfer or conveyance of any asset (whether or not relating to the conduct of a Core Business) shall be permitted to be made if immediately before or after giving effect thereto, any Default shall have occurred and be continuing;"

         SECTION II.0.7. Additional Amendments to Section 8.2 ("Negative Covenants") of the Credit Agreement. Section 8.2 of the Credit Agreement is hereby further amended by adding a new Section 8.2.19 thereto:

                  "SECTION 8.2.19 Employment and Other Arrangements. (a) The Borrower will not (i) amend, supplement or modify, or permit any of its Subsidiaries to amend, supplement or modify, any agreement with an officer or employee of the Borrower or any of its Subsidiaries who was, as of November 1, 2001, one of the four most highly compensated officers and employees of the Borrower and its Subsidiaries (exclusive of all compensation payable in the Borrower's common stock, but otherwise as would be determined pursuant to Regulation S-K under the Securities Act), or (ii) enter into, or permit any of its Subsidiaries to enter into, any new agreement or arrangement with any such officer or employee (including with respect to severance), in any capacity (including as a consultant), except to the extent the aggregate cash cost to the Borrower and its Subsidiaries with respect to any such officer or employee as a result of any such amendments, supplements, modifications and new agreements and arrangements would not be increased.

                  (b) The Borrower will not (i) amend, modify or supplement, or permit any of its Subsidiaries to amend, supplement or modify, any Lease or Supplement to the Base Indenture, or (ii) enter into, or permit any of its Subsidiaries to enter into, any new Lease or new Supplement to the Base Indenture, except to the extent such amendment, modification or supplement or new Lease or Supplement could not reasonably be expected to have an adverse effect on the Lenders.

         SECTION II.0.8. Amendment to Section 9.1.3 ("Non-Performance of Certain Covenants and Obligations") of the Credit Agreement. Section 9.1.3 of the Credit Agreement is hereby amended by adding the phrase " , 8.1.15, 8.1.16, 8.1.17,
8.1.18 or 8.1.19" at the end thereof.

         SECTION II.0.9. Amendment to Section 11.3 ("Payment of Costs and Expenses") of the Credit Agreement. Section 11.3 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

         "In addition to, and without limiting the effect of, the foregoing provisions of this Section 11.3, the Borrower also agrees to pay (i) the out-of-pocket expenses of each Lender Committee Member and (ii) the fees and out-of-pocket expenses of (A) any special restructuring counsel engaged by the Administrative Agent and (B) Conway, Del Genio, Gries & Co., LLC, consultants to the Lenders (and the Borrower agrees that it will, and will cause each of its Subsidiaries to, permit such consultants to have access to their respective books, records, officers and accountants for the purpose of completing their engagement and otherwise cooperate with such consultants in completing their engagement)."

         SECTION II.1. Waivers and Consents. Subject to the satisfaction of the conditions set forth in Article III, the Lenders, as of the date hereof, hereby:

                  (a) waive, until (and including) February 8, 2002, compliance by the Borrower with the provisions of clause (d) of Section 8.2.4 of the Credit Agreement with respect to the fourth Fiscal Quarter of the 2001 Fiscal Year;

                 (b) consent to the Borrowing Base Amount calculated as of the last day of November 2001 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section
        3.1.1 of the Credit Agreement; provided that such Borrowing Base Amount is not less than $350,000,000 as of the last day of November 2001;

                 (c) consent, until (and including) February 8, 2002, to the Borrowing Base Amount calculated as of the last day of December 2001 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement; provided that such Borrowing Base Amount is not less than $267,000,000 as of the last day of December 2001;

                  (d)(i) waive the requirements of Section 2.2.2 of the Credit Agreement ("Reduction of the Commitment Amount - Mandatory") with respect to the proceeds of the sale of the Specified Real Estate Assets located in San Francisco, California and Seattle, Washington; and

                  (ii) consent and agree that no portion of the fair market value of such assets shall be counted for purposes of computing the aggregate amount set forth in clause (c)(ii) of Section 8.2.10 of the Credit Agreement or in the proviso to such clause;

         provided that (A) the proceeds of such sale are immediately deposited in a cash collateral account maintained with the Administrative Agent (the "Proceeds Cash Collateral Account") as security for the Secured Obligations (as defined in the Borrower Security Agreement), and the Borrower and its Subsidiaries shall have no right to withdraw any funds from such account except to the extent that it has provided to the Administrative Agent a certificate, executed by the chief financial or chief accounting officer of the Borrower, certifying that (1) no Default then exists and (2) (x) the amount being requested to be withdrawn is to be transferred to the relevant collection account for the payment of lease payments or other obligations of the lessees under a Lease or the payment of demands made under a promissory note of the type described in clause (h) of Section 8.2.2 of the Credit Agreement (each such promissory note, a "Demand Capitalization Note", and, collectively, "Demand Capitalization Notes"), (y) all demands (if any) theretofore made under the Demand Capitalization Notes have been satisfied by the Borrower and all lease payments and other obligations of lessees under all Leases that are payable in December 2001 (whether or not then due) have been paid to the relevant collection accounts and the amount being requested to be withdrawn is being withdrawn on or prior to January 4, 2002, will be used for general corporate purposes not inconsistent with the terms of the Loan Documents and does not exceed, when taken together with all other withdrawals made pursuant to the certification described in this clause (y), $4,000,000, or (z) all demands (if any) theretofore made under the Demand Capitalization Notes have been satisfied by the Borrower and all lease payments and other obligations of lessees under all Leases that are payable in December 2001 or January 2002 (whether or not then due) have been paid to the relevant collection accounts and the amount being requested to be withdrawn will be used for general corporate purposes not inconsistent with the terms of the Loan Documents and (B) the Administrative Agent, for the benefit of the Secured Parties, shall have, upon consummation of any such sale, a perfected, first-priority security interest in all non-cash consideration received by the Borrower and its Subsidiaries in respect of any such sale; and

                  (e)(i) waive the requirements of Section 2.2.2 of the Credit Agreement ("Reduction of the Commitment Amount - Mandatory") with respect to the proceeds received from the sale, discount or restructuring of (A) that certain Promissory Note dated as of October 20, 2000, executed by Cruise America, Inc. in favor of Budget Rent A Car

         Corporation in the original principal amount of $22,739,232.92; (B) that certain Subordinate Promissory Note dated as of September 29, 2000, executed by VPSI, Inc. in favor of Budget Rent a Car Corporation in the original principal amount of $10,050,000.00; (C) that certain Promissory Note dated as of October 20, 2000, executed by RVR, Inc. in favor of Budget Rent A Car Corporation in the original principal amount of $27,531,000.00; and (D) the Borrower's 19% interest in the Capital Stock of Cruise America, Inc.;

                  (ii) waive any provision in the Loan Documents that restricts the amendment or other modificaation of such promissory notes to the extent necessary to permit any such sale, discount or restructuring; and

                  (iii) consent and agree that no portion of the fair market value of such promissory notes or Capital Stock shall be counted for purposes of computing the aggregate amount set forth in clause (c)(ii) of Section 8.2.10 of the Credit Agreement or in the proviso to such clause;

         provided that (A) the proceeds of such sale, discount or restructuring are immediately deposited in the Proceeds Cash Collateral Account subject to the withdrawal restrictions described in clause (d) of this
         Section 2.2 and (B) the Administrative Agent, for the benefit of the Secured Parties, shall have, upon consummation of any such sale, a perfected, first-priority security interest in all non-cash consideration received by the Borrower and its Subsidiaries in respect of any such sale; and

                  (f)(i) waive the requirements of Section 2.2.2 of the Credit Agreement ("Reduction of the Commitment Amount - Mandatory") with respect to the proceeds of the sale of up to 4,804,560 shares of common stock of Homestore.com Inc.; and


                  (ii) consent and agree that no portion of the fair market value of such shares shall be counted for purposes of computing the aggregate amount set forth in clause (c)(ii) of Section 8.2.10 of the Credit Agreement or in the proviso to such clause;

         provided that (A) the proceeds of such sale are immediately deposited in the Proceeds Cash Collateral Account subject to the withdrawal restrictions described in clause (d) of this Section 2.2 and (B) the Administrative Agent, for the benefit of the Secured Parties, shall have, upon consummation of any such sale, a perfected, first-priority security interest in all non-cash consideration received by the Borrower and its Subsidiaries in respect of any such sale.

         SECTION II.2. Reduction of Commitment Amount. The Borrower hereby reduces the Commitment Amount from $500,000,000 to $430,000,000 effective as of the Ninth Amendment Effective Date (with the reference in the definition of "Commitment Amount" to "$500,000,000" being amended to be a reference to "$430,000,000"), and the Borrower, the Administrative Agent and the Lenders waive any requirement of three Business Days' prior notice thereof. Such reduction shall be allocated pro rata among the Lenders as of the Ninth Amendment Effective Date.


                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION III.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the requisite Lenders.

         SECTION III.2. Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the effective date of this Amendment (the "Ninth Amendment Effective Date"), appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION III.3. Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the effective date of this Amendment and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION III.4. December Payments. All lease payments and other obligations of the lessees under all Leases that are payable in December 2001 (whether or not due prior to the Ninth Amendment Effective Date) shall have been paid to the relevant collection accounts and all demands (if any) made under the Demand Capitalization Notes prior to the Ninth Amendments Effective Date shall have been satisfied by the Borrower.

         SECTION III.5. Amendment to Subsidiary Pledge Agreements. The Administrative Agent shall have received executed counterparts of the First Amendment to the Amended and Restated Subsidiary Pledge Agreement substantially in the form attached hereto as Exhibit A, dated as of the Ninth Amendment Effective Date and duly executed and delivered by each of the parties thereto, together with (to the extent not previously delivered to the Administrative Agent) (i) the certificates evidencing all of the issued and outstanding shares of Capital Stock pledged pursuant to such amendment, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any such shares of Capital Stock so pledged are uncertificated securities, the Administrative Agent shall have obtained "control" (as defined in the Uniform Commercial Code in effect in the State of New York) over such shares of Capital Stock) and such other instruments and documents as the Administrative Agent shall deem necessary or in the reasonable opinion of the Administrative Agent desirable under applicable law to perfect the first priority security interest of the Administrative Agent in such shares of Capital Stock and (ii) executed copies of Uniform Commercial Code financing statements naming the pledgor thereof as the debtor and the Administrative Agent as the secured party, suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in such Capital Stock.

         SECTION III.6. Supplement and Amendment to Subsidiary Security Agreement. The Administrative Agent shall have received executed counterparts of a supplement and an amendment to the Subsidiary Security Agreement substantially in the forms of Exhibit B-1 and Exhibit B-2 hereto, in each case, dated as of the Ninth Amendment Effective Date and duly executed and delivered by Budget Rent-A-Car International, Inc. and the Obligors parties thereto, respectively, together with all Uniform Commercial Code financing statement amendments suitable for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Subsidiary Security Agreement.

         SECTION III.7. Annual Budget. The Administrative Agent shall have received a preliminary annual budget for the 2002 Fiscal Year for the Borrower and its Subsidiaries, which budget shall be in form and scope reasonably satisfactory to the Administrative Agent.

         SECTION III.8. Fees and Expenses. The Administrative Agent (and all other Persons entitled thereto) shall have received all fees and expenses due and payable pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section 7.6 and Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower pursuant to reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission prior to the date hereof, there has been no material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1997;

                  (c) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (d) after giving effect to this Amendment, no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  (e) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (f) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         SECTION IV.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION IV.3. Compliance with Credit Agreement. After giving effect to this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.


                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION V.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments, waivers and consents set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein, waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION V.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an immediate Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION V.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION V.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown and Platt, counsel for the Administrative Agent, and Wachtell, Lipton, Rosen & Katz, special restructuring counsel for the Administrative Agent.

         SECTION V.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION V.6. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION V.7. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION V.8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION V.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION V.10. Acknowledgments of the Borrower. The Borrower hereby acknowledges that (a) each of the provisions of this Amendment has been entered into by the Borrower and the Lenders in consideration of, among other things, all of the other provisions of this Amendment, and (b) the value of such consideration to, and the timing of the receipt of such value by, the Borrower and its Subsidiaries has been and should be determined by reference to the provisions of this Amendment (and the transactions contemplated hereby) taken as a whole.

         SECTION V.11. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                   BUDGET GROUP, INC.



                                   By
                                      -----------------------------------------
                                        Name:
                                        Title:


                                   CREDIT SUISSE FIRST BOSTON, as a Lender
                                        and the Administrative Agent


                                   By
                                      -----------------------------------------
                                        Name:
                                        Title:


                                   By
                                      -----------------------------------------
                                        Name:
                                        Title:


                                   BANK OF AMERICA, N.A.


                                   By
                                      -----------------------------------------
                                        Name:
                                        Title:


                                   BANK OF MONTREAL


                                   By
                                      -----------------------------------------
                                        Name:
                                        Title:

                                   THE BANK OF NEW YORK


                                   By
                                      -----------------------------------------
                                        Name:
                                        Title:


                                   THE BANK OF NOVA SCOTIA


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                         NEW YORK BRANCH


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                        S.A. GROUP, NEW YORK BRANCH


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    WASHINGTON MUTUAL BANK, F.A. (as
                                         successor in interest to BANK UNITED)


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:

                                    BANKERS TRUST COMPANY


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    BNP PARIBAS


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    BANQUE WORMS CAPITAL CORPORATION


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    BHF (USA) CAPITAL CORPORATION


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:

                                    CERBERUS PARTNERS L.P.


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:


                                    CREDIT INDUSTRIEL ET COMMERCIAL


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    COMMERZBANK AKTIENGESELLSCHAFT,
                                        CHICAGO BRANCH


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:

                                    CREDIT AGRICOLE INDOSUEZ


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    CREDIT LYONNAIS CHICAGO BRANCH


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    DRESDNER BANK AG, NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:

                                    ERSTE BANK DER OESTERREICHISCHEN
                                        SPARKASSEN AG


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:

                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    FLEET BANK, N.A.


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    THE FUJI BANK, LIMITED


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:


                                    IMPERIAL BANK


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    NATEXIS BANQUE


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:

                                    SATELLITE DISTRESSED CREDITS FUND, LLC

                                    By:   Satellite Asset Management, L.P., its
                                               Investment Manager

                                    By
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    SOUTHERN PACIFIC BANK


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:


                                     SUMITOMO MITSUI BANKING CORPORATION


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:


                                    SUNTRUST BANK


                                    By
                                       -----------------------------------------
                                         Name:
                                         Title:


                                    DK ACQUISITION PARTNERS LP


                                    By
                                       ----------------------------------------
                                         Name:
                                         Title:


                                      S-8